UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 5, 2021

PDS BIOTECHNOLOGY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37568	26-4231384

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25B Vreeland Road, Suite 300, Florham Park, NJ 07932
(Address of Principal Executive Offices, and Zip Code)

(800) 208-3343
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00033 per share	PDSB	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. Yes ☐  No ☐

Item 1.01	Entry into a Material Definitive Agreement.

Effective as November 5, 2021, PDS Biotechnology Corporation (the “Company”) entered into a Patent License Agreement (the “Patent License Agreement”) with the U.S. Department of Health and Human Services, as represented by National Cancer Institute (“NCI”) of the National Institutes of Health (“NIH”).  Pursuant to the Patent License Agreement, the Company obtained a nonexclusive license to the patent rights for NCI’s T-cell receptor gamma alternate reading frame protein (“TARP”) to develop and commercialize TARP peptide-based therapies in combination with the Company’s Versamune® technology and any other of the Company’s proprietary technologies for prostate and breast cancers and Acute Myeloid Leukemia.  The Patent License Agreement expires when the last licensed patent expires if the Patent License Agreement is not terminated prior to that date. NCI may terminate the Patent License Agreement if the Company is in default in the performance of any material obligation under the Patent License Agreement. The Company may unilaterally terminate the Patent License Agreement in any country or territory upon sixty (60) days written notice. Under the Patent License Agreement the Company agreed to pay NCI certain non-creditable, nonrefundable license issue royalties, unreimbursed patent expenses for the licensed patent rights, a nonrefundable minimum annual royalty, earned royalties as a percentage of net sales and benchmark royalties.  (The foregoing description of the Patent License Agreement does not purport to be complete and is qualified in its entirety by reference to the complete terms and conditions of the Patent License Agreement to be filed as an exhibit to the Company’s next Form 10-K to be filed with the U.S. Securities and Exchange Commission.)

Item 2.02	Results of Operations and Financial Conditions.

On November 10, 2021, the Company issued a press release announcing its financial results for the three months ended September 30, 2021 and provided an update on the Company’s operations.  The Company is furnishing a copy of the press release, which is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Current Report on Form 8-K (including Exhibit 99.1) is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On November 8, 2021, the Company issued a press release announcing its entry into the Patent License Agreement.  A copy of the press release is filed as Exhibit 99.2 hereto and incorporated by reference herein.

On November 10, 2021, the Company updated its corporate presentation slide deck.  A copy of the slide deck is filed as Exhibit 99.3 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated November 10, 2021.
99.2	Press Release dated November 8, 2021.
99.3	Updated Corporate Presentation November 2021.
104	Cover Page Interactive Data File - the cover page interactive date file does not appear in the Interactive Date File because its XBRL tags are embedded within the Inline XBRL document.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDS BIOTECHNOLOGY CORPORATION

Date: November 10, 2021	By: /s/ Frank Bedu-Addo, Ph.D.
Name: Frank Bedu-Addo, Ph.D.
Title: President and Chief Executive Officer